UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 28, 2005

                      Alliant Energy Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-9894	39-1380265
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4902 North Biltmore Lane, Madison, Wisconsin		53718
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(608) 458-3311

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 28, 2005, Alliant Energy Corporation issued a press release announcing its earnings for the first quarter ended March 31, 2005, its retention of advisors to evaluate strategic options for its Brazil, China and Mexico investments, and updated 2005 earnings and capital expenditures guidance. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein. Alliant Energy has included non-GAAP (non-accounting principles generally accepted in the United States of America) financial information in such press release, including 2005 earnings guidance excluding debt repayment premiums, as an alternate measure to enable investors to better understand the operating performance of Alliant Energy.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits. The following exhibits are being furnished herewith:
	(99.1)	Alliant Energy Corporation press release dated April 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: April 28, 2005	By:	/s/ John E. Kratchmer
John E. Kratchmer

Vice President-Controller and Chief
       Accounting Officer

ALLIANT ENERGY CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated April 28, 2005

Exhibit

Number

(99.1)	Alliant Energy Corporation press release dated April 28, 2005.

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